Exhibit 99.1

CMS ENERGY ANNOUNCES SECOND QUARTER EARNINGS OF $0.30 PER SHARE AND RAISES ADJUSTED EARNINGS GUIDANCE TO $1.76 TO $1.78 PER SHARE

JACKSON, Mich., July 24, 2014 — CMS Energy announced today reported net income of $83 million, or $0.30 per share, for the second quarter of 2014 and $287 million, or $1.05 per share, for the first half.  Adjusted (non-Generally Accepted Accounting Principles) earnings per share for the second quarter and first half were the same as reported amounts.

Based on strong results for the first half of the year, CMS Energy raised its 2014 full year adjusted earnings per share guidance from the previous range of $1.74 to $1.78 to a new range of $1.76 to $1.78.  This new guidance reflects adjusted earnings growth of 6 percent to 7 percent.

In the first half of 2014, CMS Energy continued to execute its business plan which emphasizes reinvestment in its operations with a focus on the environment, safety, reliability, and customer service.

John Russell, CMS Energy’s president and chief executive officer, said that CMS Energy’s principal subsidiary, Consumers Energy, is putting customers first as it works to provide reliable, affordable and increasingly clean energy.

“Our business plan of reinvesting proceeds to strengthen and expand our electric and gas system is benefiting customers. We’re also seeing progress as Michigan policy makers build the framework for the state’s energy future,” Russell said.

More than $400 million in reinvestment over the past five years in infrastructure and enhanced technology is driving improvements in electric reliability, including 100,000 fewer customer interruptions in 2013 compared to 2012.  On the gas side, the company is investing $150 million this year to strengthen and expand its system, including adding 350 more skilled workers.

“Reinvesting to strengthen our energy delivery system has helped accelerate Michigan’s economic comeback,” said Russell.  Michigan’s unemployment rate has dropped from a recession-high of more than 14 percent to its current level of 7.5 percent, and is down to 5.4 percent in the Grand Rapids area, the company’s largest electric service territory.

“By year-end, our $255 million Cross Winds® Energy Park will be in operation.  That allows us to meet Michigan’s standard for renewable energy more than a year ahead of time,” said Russell.  Separately, he said that the company is in a good position to meet the U.S. EPA’s new carbon reduction rule, noting the April 2016 planned retirement of its seven oldest coal plants, more than $1 billion in ongoing investments in clean air equipment, and its previously-announced decision to acquire a 540 megawatt natural gas plant in its hometown of Jackson.

In other quarterly highlights, CMS Energy was named a NYSE Leadership Award finalist for Best Overall Governance, Risk and Compliance program among small and mid-cap companies.  Separately, Consumers Energy was ranked the third most trusted combination utility in the U.S., and the top utility in the Midwest on environmental performance, according to a new survey by Market Strategies® International.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business and also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2014 second quarter results and provide a business and financial outlook on July 24 at 8:30 AM (EDT).  To participate in the webcast, go to CMS Energy’s home page (www.cmsenergy.com) and select “Investor Meeting.”

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items detailed in the attached summary financial statements. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods.

This news release contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings.  Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s Form 10-K and Consumers Energy’s Form 10-K each for the year ended December 31, 2013 and as updated in CMS Energy’s and Consumers Energy’s subsequent Forms 10-Q.

CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

For more information on CMS Energy, please visit our web site at:  www.cmsenergy.com

Media Contacts:  Dan Bishop, 517/788-2395 or Brian Wheeler, 517/788-2394

Investment Analyst Contact:  CMS Energy Investor Relations, 517/788-2590

CMS Energy Corporation

SUMMARIZED CONSOLIDATED STATEMENTS OF INCOME

(In Millions, Except Per Share Amounts)

	Second Quarter		First Half
	(Unaudited)		(Unaudited)
	2014	2013	2014	2013

Operating Revenue	$1,468	$1,406	$3,991	$3,385

Operating Expenses	1,233	1,174	3,348	2,824

Operating Income	$235	$232	$643	$561

Other Income (Expense)	(7)	5	(5)	13

Interest Charges	101	102	202	200

Income before Income Taxes	$127	$135	$436	$374

Income Tax Expense	43	54	148	149

Net Income	$84	$81	$288	$225

Income Attributable to Noncontrolling Interests	1	1	1	1

Net Income Available to Common Stockholders	$83	$80	$287	$224

Income Per Share
Basic	$0.31	$0.30	$1.07	$0.85
Diluted	0.30	0.29	1.05	0.83

CMS Energy Corporation

SUMMARIZED CONSOLIDATED BALANCE SHEETS

(In Millions)

	June 30	December 31
	2014	2013
	(Unaudited)
Assets
Cash and cash equivalents	$358	$172
Restricted cash and cash equivalents	31	32
Other current assets	2,076	2,322
Total current assets	$2,465	$2,526
Plant, property, and equipment	12,680	12,246
Other non-current assets	2,574	2,644
Total Assets	$17,719	$17,416

Liabilities and Equity
Current liabilities	$1,124	$1,213
Non-current liabilities	4,808	4,741
Capitalization
Debt, capital leases, and financing obligation (*)
Debt, capital leases, and financing obligation (excluding non-recourse and securitization debt)	7,305	7,227
Non-recourse debt	729	652
Total debt, capital leases, and financing obligation	8,034	7,879
Noncontrolling interests	37	37
Common stockholders’ equity	3,645	3,454
Total capitalization	$11,716	$11,370
Securitization debt	71	92
Total Liabilities and Equity	$17,719	$17,416

(*) Current and long-term

CMS Energy Corporation

SUMMARIZED STATEMENTS OF CASH FLOWS

(In Millions)

	First Half
	(Unaudited)
	2014	2013

Beginning of Period Cash	$172	$93

Cash provided by operating activities	$937	$1,095
Cash used in investing activities	(783)	(616)
Cash flow from operating and investing activities	$154	$479
Cash provided by (used in) financing activities	32	(35)
Total Cash Flow	$186	$444

End of Period Cash	$358	$537

CMS Energy Corporation

SUMMARY OF CONSOLIDATED EARNINGS

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

(In Millions, Except Per Share Amounts)

	Second Quarter		First Half
	(Unaudited)		(Unaudited)
	2014	2013	2014		2013

Net Income Available to Common Stockholders	$83	$80	$287		$224

Reconciling Items:
Discontinued Operations (Income) Loss	*	*	(*	)	*

Restructuring Costs and Other	*	*	*		*

Adjusted Net Income - Non-GAAP Basis	$83	$80	$287		$224

Average Number of Common Shares Outstanding
Basic	268	265	267		264
Diluted	275	272	274		272

Basic Earnings Per Average Common Share

Net Income Per Share as Reported	$0.31	$0.30	$1.07		$0.85

Reconciling Items:
Discontinued Operations (Income) Loss	*	*	(*	)	*

Restructuring Costs and Other	*	*	*		*

Adjusted Net Income - Non-GAAP Basis	$0.31	$0.30	$1.07		$0.85

Diluted Earnings Per Average Common Share

Net Income Per Share as Reported	$0.30	$0.29	$1.05		$0.83

Reconciling Items:
Discontinued Operations (Income) Loss	*	*	(*	)	*

Restructuring Costs and Other	*	*	*		*

Adjusted Net Income - Non-GAAP Basis	$0.30	$0.29	$1.05		$0.83

Note:        Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items detailed in these summary financial statements.

* Less than $500 thousand or $0.01 per share.